                                                                    EXHIBIT 99.3

                               RAYOVAC CORPORATION
                      NOTES TO PRO FORMA CONDENSED COMBINED
                        FINANCIAL INFORMATION (UNAUDITED)


INTRODUCTORY INFORMATION

The following unaudited pro forma condensed combined financial information sets forth the combined balance sheet as of March 28, 2004 and the combined results of operations of Rayovac Corporation (the "Company") and Microlite S.A. ("Microlite") assuming the Company purchased Microlite as of October 1, 2002. Certain reclassifications have been made to the historical financial statements of Microlite to conform to the Company's financial presentation.

On May 28, 2004, the Company acquired all of the equity interests in Microlite, a Brazilian battery company, from VARTA AG of Germany and Tabriza Brasil Empreendimentos Ltda. Microlite operates two battery-manufacturing facilities in Recife, Brazil and has several strategically located sales and distribution centers throughout Brazil. Microlite manufactures and sells both alkaline and zinc carbon batteries as well as battery-operated lighting products. Microlite has operated as an independent company since 1982. The acquisition of Microlite consolidates the Company's rights to the Rayovac brand name around the world.

The transaction closed on May 28, 2004 with a total purchase price of approximately $21,500 in cash plus approximately $8,000 of assumed debt. In addition, the Company prepaid contingent consideration totaling $7,000 that will be earned by the seller, Tabriza, upon the attainment by Microlite of certain earnings targets to be achieved through June 30, 2005. The Company is currently finalizing integration plans, which may impact the Company's estimates of the net assets acquired in the transaction.

The following unaudited pro forma financial information should be read in conjunction with the Company's audited and unaudited financial statements, including the notes thereto, contained in: (i) the Rayovac Annual Report on Form 10-K for the year ended September 30, 2003 and (ii) Rayovac's Quarterly Reports on Form 10-Q for the six month period ended March 28, 2004.

                               RAYOVAC CORPORATION
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 March 28, 2004
                                   (Unaudited)
                             (Amounts in thousands)

                                                                                                                  PRO FORMA
                                                                                                  PRO FORMA       CONDENSED
                                                                        RAYOVAC   MICROLITE(A)   ADJUSTMENTS(B)   COMBINED
                                                                     ------------ ------------  --------------- ---------------
ASSETS:
  Current assets:
    Cash and cash equivalents                                        $     34,334 $         79  $            -- $        34,413
    Receivables                                                           259,753        1,274               --         261,027
    Inventories                                                           196,126        8,518               --         204,644
    Prepaid expenses and other                                             87,530        1,866               --          89,396
                                                                     ------------ ------------  --------------- ---------------

      Total current assets                                                577,743       11,737               --         589,480

    Property, plant and equipment, net                                    143,960       12,206               --         156,166
    Goodwill                                                              246,685           --           50,586         297,271
    Deferred charges and other, net                                        96,479        1,987               --          98,466
    Intangible assets, net                                                418,969           --               --         418,969
                                                                     ------------ ------------  --------------- ---------------
      Total  assets                                                  $  1,483,836 $     25,930  $        50,586 $     1,560,352
                                                                     ============ ============  =============== ===============
LIABILITIES AND SHAREHOLDERS' EQUITY:
  Current liabilities:
    Current maturities of long-term debt                             $     11,725 $     10,934  $            -- $        22,659
    Accounts payable                                                      134,446        4,838               --         139,284
    Accrued liabilities                                                   191,743        4,460               --         196,203
                                                                     ------------ ------------  --------------- ---------------
       Total current liabilities                                          337,914       20,231               --         358,145

   Long-term debt, net of current maturities                              779,887           --           28,500         779,887
   Employee benefit obligations, net of current portion                    64,423           --               --          92,923
   Other                                                                   40,569       36,005               --          76,574
                                                                     ------------ ------------  --------------- ---------------
       Total liabilities                                                1,222,793       56,236           28,500       1,307,529

   Total shareholders' equity                                             261,043      (30,306)          22,086         252,823
                                                                     ------------ ------------  --------------- ---------------

     Total liabilities and shareholders' equity                      $  1,483,836 $     25,930  $        50,586 $     1,560,352
                                                                     ============ ============  =============== ===============

              See accompanying notes which are an integral part of
                this pro forma condensed financial information.

                               RAYOVAC CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     For the year ended September 30, 2003
                                   (Unaudited)
                (Amounts in thousands, except per share figures)

                                                                                               PRO FORMA
                                                                              PRO FORMA        CONDENSED
                                                RAYOVAC      MICROLITE (A)  ADJUSTMENTS (B)     COMBINED
                                              ------------   ------------   ---------------    -----------
Net sales                                     $    922,122   $     51,921   $            --    $   974,043
Cost of goods sold                                 570,579         38,139                --        608,718
                                              ------------   ------------   ---------------    -----------
     Gross profit                                  351,543         13,782                --        365,325

Selling, general and administrative expenses       291,901         22,785                --        314,686

        Income (loss) from operations               59,642         (9,003)               --         50,639

Interest expense                                    37,182          2,590             1,369         41,141
Other income, net                                      575          1,531                --          2,106
                                              ------------   ------------   ---------------    -----------
Income (loss) before income taxes                   23,035        (10,062)           (1,369)        11,604

Income tax expense (benefit)                         7,553             --            (4,344)         3,209
                                              ------------   ------------   ---------------    -----------
Income (loss) from continuing operations            15,482        (10,062)            2,975          8,395

Loss from discontinued operations                       --             --                --             --
                                              ------------   ------------   ---------------    -----------
Net income (loss)                             $     15,482   $    (10,062)  $         2,975    $     8,395
                                              ============   ============   ===============    ===========

BASIC EARNINGS PER SHARE
Weighted average shares
  and equivalents outstanding                       31,847                                          31,847

Income from continuing operations             $       0.49                                     $      0.26
Discontinued Operations                                 --                                              --
                                              ------------                                     -----------
Net income                                    $       0.49                                     $      0.26
                                              ============                                     ===========

DILUTED EARNINGS PER SHARE
Weighted average shares
  and equivalents outstanding                       32,556                                          32,556

Income from continuing operations             $       0.48                                     $      0.26
Discontinued Operations                                 --                                              --
                                              ------------                                     -----------
Net income                                    $       0.48                                     $      0.26
                                              ============                                     ===========

              See accompanying notes which are an integral part of
                this pro forma condensed financial information.

                               RAYOVAC CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  For the six month period ended March 28, 2004
                                   (Unaudited)
                (Amounts in thousands, except per share figures)

                                                                                                    PRO FORMA
                                                                                   PRO FORMA        CONDENSED
                                                     RAYOVAC      MICROLITE (A)  ADJUSTMENTS (B)     COMBINED
                                                   ------------   ------------   ---------------   ------------
Net sales                                          $    732,033   $     29,129   $            --   $    761,162
Cost of goods sold                                      416,163         20,690                --        436,853
                                                   ------------   ------------   ---------------   ------------
     Gross profit                                       315,870          8,439                --        324,309

Selling, general and administrative expenses            243,655         15,004                --        258,659

        Income (loss) from operations                    72,215         (6,565)               --         65,650

Interest expense                                         33,424            894               660         34,978
Other income, net                                         1,733            163                --          1,896
                                                   ------------   ------------   ---------------   ------------

Income (loss) before income taxes                        40,524         (7,296)             (660)        32,568

Income tax expense (benefit)                             15,399             --            (3,023)        12,376
                                                   ------------   ------------   ---------------   ------------

Income (loss) from continuing operations                 25,125         (7,296)            2,363         20,192

Loss from discontinued operations                          (324)            --                --           (324)
                                                   ------------   ------------   ---------------   ------------

Net income (loss)                                  $     24,801   $     (7,296)  $         2,363   $     19,868
                                                   ============   ============   ===============   ============

BASIC EARNINGS PER SHARE
Weighted average shares
  and equivalents outstanding                            32,637                                          32,637

Income from continuing operations                  $       0.77                                    $       0.62
Discontinued Operations                                   (0.01)                                          (0.01)
                                                   ------------                                    ------------
Net income                                         $       0.76                                    $       0.61
                                                   ============                                    ============

DILUTED EARNINGS PER SHARE
Weighted average shares
  and equivalents outstanding                            33,703                                          33,703

Income from continuing operations                  $       0.75                                    $       0.60
Discontinued Operations                                   (0.01)                                          (0.01)
                                                   ------------                                    ------------
Net income                                         $       0.74                                    $       0.59
                                                   ============                                    ============

See accompanying notes which are an integral part of this pro forma condensed financial information.

                               RAYOVAC CORPORATION
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A) Microlite Financial Statement Data was converted from Brazilian Reais at the following rates (pro forma condensed combined statements of operations have been converted using an average exchange rate for the quarter and the pro forma condensed combined balance sheet has been converted using the March 28, 2004 exchange rate):


         Three month period ended December 29, 2002:               3.68 Brazilian Reais to the US Dollar.
         Three month period ended March 30, 2003:                  3.49 Brazilian Reais to the US Dollar.
         Three month period ended June 29, 2003:                   2.98 Brazilian Reais to the US Dollar.
         Three month period ended September 30, 2003:              2.93 Brazilian Reais to the US Dollar.
         Three month period ended December 28, 2003:               2.90 Brazilian Reais to the US Dollar.
         Three month period ended March 28, 2004:                  2.90 Brazilian Reais to the US Dollar.
         Balance Sheet as of March 28, 2004:                       2.94 Brazilian Reais to the US Dollar.

(B)      Pro forma adjustments consist of the following:

         (i) Additional interest expense has been included in the condensed combined statements of operations for the year ended September 30, 2003 and the six month period ended March 28, 2004 as if the acquisition of Microlite had occurred October 1, 2002 and the debt incurred as a result of the acquisition was outstanding as of that date.

         (ii) Income tax benefits associated with Microlite's operating losses have been recognized in the condensed combined statements of operations for the year ended September 30, 2003 and the six month period ended March 28, 2004 at Rayovac's effective tax rate of 38%.

         (iii) Debt issued and goodwill recognized as a result of the acquisition have been included in the condensed combined balance sheet as if the acquisition occurred on March 28, 2004. This pro forma condensed combined financial information assumes the book value of Microlite assets acquired approximate fair market value. A final determination of the fair values and useful lives of such assets may differ materially from the preliminary estimates made by management. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed combined financial statements.